SCHEDULE 14A INFORMATION

       PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. )


  Filed  by  the  Registrant  [ X ]
  Filed  by a  Party  other  than  the Registrant [   ]

  Check the appropriate box:

     [   ]  Preliminary Proxy Statement

     [   ]  Confidential, For Use of the Commission Only (as Permitted
            by Rule 14a-6(e)(2))

     [ X ]  Definitive Proxy Statement

     [   ]  Definitive Additional Materials

     [   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
            Section 240.14a-12e


                          UNITED-GUARDIAN, INC.
             _______________________________________________
             (Name of Registrant as specified in Its Charter)

 _______________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ X ]  No fee required.

     [   ]  Fee   computed  on  table  below  per  Exchange  Act  Rules
            14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            _______________________________________________________________

            (2)  Aggregate number of securities to which transaction applies:

            _______________________________________________________________

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            _______________________________________________________________

            (4)   Proposed maximum aggregate value of transaction:

            _______________________________________________________________

            (5)   Total fee paid:

            _______________________________________________________________

     [   ]  Fee paid previously with preliminary materials.

     [   ]  Check  box if any part of the fee is offset  as  provided  by
            Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)  Amount Previously Paid:

            _______________________________________________________________

            (2)  Form, Schedule or Registration Statement No.:

            _______________________________________________________________

            (3)  Filing Party:

            _______________________________________________________________

            (4)  Date Filed:

            _______________________________________________________________

                         UNITED-GUARDIAN, INC.
       230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         -----------------------
                         To Be Held May 20, 1998
                         -----------------------


To the Stockholders of UNITED-GUARDIAN, INC.:

     You are hereby notified that the annual meeting of the stockholders of UNITED-GUARDIAN, INC., a Delaware corporation (the "Company"), will be held at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, NY 11747 on Wednesday, May 20, 1998 at 10:00 A.M. local time, for the following purposes:

     1.   To elect  nine (9)  directors  to serve  until the next  annual
          meeting  of  the   stockholders   and  until  their  respective
          successors are elected and qualified;

     2. To ratify the selection by the Company of Grant Thornton LLP, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1998; and

     3. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 27, 1998 are entitled to notice of and to vote at the meeting.


                                        By order of the Board of Directors
                                        Robert S. Rubinger, Secretary

Dated: April 20, 1998



                            RETURN OF PROXIES

            A Proxy and Business Reply Envelope are enclosed for your use if you do not plan to attend the Annual Meeting in person. We urge each stockholder who is unable to attend the Annual Meeting to vote promptly by signing and returning his or her proxy, regardless of the number of shares held.

                           UNITED-GUARDIAN, INC.
        230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788
                              (516) 273-0900


                             Proxy Statement

     The enclosed proxy is solicited by the Board of Directors of UNITED-GUARDIAN, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 A.M., local time, on Wednesday, May 20, 1998, at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, NY 11747, and at any adjournments thereof. A proxy granted hereunder is revocable at any time before it is voted by (a) a duly executed proxy bearing a later date, (b) written notice to the Secretary of the Company received by the Company at any time before such proxy is voted at the Annual Meeting, or (c) revocation in person at the Annual Meeting.

     It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy to Stockholders will commence on or about April 20, 1998.

                         SOLICITATION OF PROXIES


     The persons named as proxies are Dr. Alfred R. Globus and Kenneth H.
Globus.

     All shares represented by properly executed, unrevoked proxies received in proper form and in time for use at the Annual Meeting will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in the favor of the nominees to the Board of Directors listed in this Proxy Statement and in favor of the other proposals set forth in the Notice of Annual Meeting.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement, proxy card and other materials enclosed, will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by such persons, and will reimburse such persons for their expenses in forwarding soliciting material.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
                  --------------------------------------------

Outstanding Shares And Voting Rights
------------------------------------

     Only holders of record of the Company's Common Stock, par value $.10 per share ("Common Stock"), at the close of business on March 27, 1998, will be entitled to notice of and to vote at the Annual Meeting. On March 27, 1998, there were 4,876,839 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters, which vote may be given in person or by proxy. There are no cumulative voting rights.

     The nine (9) nominees for director receiving the greatest number of votes cast by the holders of Common Stock will be elected directors.

     The affirmative vote of the holders of a majority of shares of Common Stock eligible to vote at the Annual Meeting is necessary for the approval of the proposal to ratify the selection by the Company of Grant Thornton LLP to audit the financial statements of the Company for the fiscal year ending December 31, 1998.

     Under Delaware law shares as to which a stockholder abstains or withholds authority to vote and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") will be treated as present at the Annual Meeting for the purposes of determining a quorum. Proxies marked "Withhold Authority" with respect to the election of one or more directors will not be counted in determining whether a plurality of the shares of Common Stock voted at the Annual Meeting in the election have been voted in favor of the nominee for director. Proxies marked "Abstain" with respect to other matters will have the effect of a vote against ratification of the selection of Grant Thornton LLP to audit the financial statements of the Company for the fiscal year ending December 31, 1998.

Principal Stockholders
----------------------

     The following table sets forth the shares of the Company's Common Stock owned beneficially by each person who, as of March 6, 1998, owned of record or is known to have owned beneficially more than 5% of the outstanding Common Stock.

Name and Address
of Beneficial Owner        Amount Beneficially Owned    Percentage of Class
-------------------        -------------------------    -------------------

Dr. Alfred R. Globus           1,760,206 (1)                   35.7%
26-53 210th Street
Bayside, NY 11360

Kenneth H. Globus                514,053 (2)                   10.4%
19 McCulloch Dr.
Dix Hills, NY 11746

(1) Includes 14,084 shares owned by the Globus Foundation, of which Dr. Globus is President, and 882 shares owned by the University of Science and Theology, of which he is President and Director.

(2) Includes currently exercisable options to purchase 8,000 shares of Common Stock.

Security Ownership Of Management
--------------------------------

The following information is furnished with respect to ownership of shares of Common Stock as of March 6, 1998, by each Director and by all Directors and Officers of the Company as a group (11 persons). Ownership of shares by the persons named below includes sole voting and investment power held by such persons.

               Name                  Number of Shares     Percent of Class
         --------------------        ----------------     ----------------
         Dr. Alfred R. Globus         1,760,206 (1)(3)            35.7
         Henry P. Globus                  4,940 (2)                 *
         Benjamin Wm. Mehlman             9,587 (2)                 *
         Charles W. Castanza              9,005 (2)                 *
         Robert S. Rubinger               7,037 (2)                 *
         Kenneth H. Globus              514,053 (2)               10.4
         Alan E. Katz                    11,000 (2)(3)              *
         Lawrence F. Maietta              6,000 (2)                 *
         Arthur Dresner                   5,000                     *

         All officers and directors
           as a group (11 persons)    2,336,581 (1)(2)(3)         47.4

* Less than one percent (1%)

     (1) Includes 14,084 shares owned by the Globus Foundation of which Dr. Globus is President, and 882 shares owned by the University of Science and Theology, of which he is President and Director.

     (2) Includes currently exercisable options to purchase the number of shares of Common Stock set forth after each person's name and all Officers and Directors as a group: Charles W. Castanza
          - 8,000; Robert S. Rubinger - 6,000; Kenneth H. Globus - 8,000; Henry P. Globus - 4,000; Benjamin Wm. Mehlman - 6,000; Lawrence
          F. Maietta - 6,000; Alan E. Katz - 4,000; and all Officers and Directors as a group - 51,000.

     (3) Dr. Alfred R. Globus has granted an option to Alan E. Katz to purchase 5,000 shares of common stock currently owned by Dr. Globus. Such option is currently exercisable. The shares set forth as beneficially owned by each includes the shares subject to the options.

                       DIRECTORS AND EXECUTIVE OFFICERS
                       --------------------------------

Nominees For Election As Directors
----------------------------------

     Nine directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. Set forth in the table below are the names of all nominees designated by management for election as directors, the principal occupation or employment of each nominee for the past five years, his present positions with the Company and the year he was first elected director.

                                                                      Year First
Name and Position                Principal Occupation During          Elected a
with the Company           Age         the Past Five Years             Director
---------------            ---   ---------------------------          ----------

Dr. Alfred R. Globus       77       From July 1988 to date,               1942
C.E.O. and Director                 Chairman of the Board
                                    and C.E.O. of the
                                    Company. For more than
                                    5  years prior thereto,
                                    Chairman of the Board and
                                    President. From February 1982
                                    to November 1997 Chief Financial
                                    Officer of the Company.

Henry P. Globus            75       From July 1988 to date,               1947
Director                            business consultant.
                                    For more than five years prior
                                    thereto, Executive Vice
                                    President of the Company.

Benjamin Wm. Mehlman       87       Counsel to the New York law firm      1964
Director                            of Wilfred T. Friedman, P.C.,
                                    and its predecessor, Friedman and
                                    Shaftan, P.C.

Charles W. Castanza        65       From April 1986 to date, Vice         1982
Vice President and                  President of the Company. For
Director                            more than five years prior thereto,
                                    Operations Manager of Chemicals &
                                    Pharmaceuticals for the Company.

Robert S. Rubinger         55       From July 1988 to date, Executive     1982
Secretary, Treasurer and            Director. For more than five
Director                            years prior thereto, Vice President
                                    and Secretary of the Company. Treasurer
                                    of the Company since May 1994.

Kenneth H. Globus          46       From July 1988 to date, President     1984
President, Chief                    and General Counsel of the Company.
Financial Officer                   For more  than 5 years  prior
and Director                        thereto,  Vice  President and
                                    General    Counsel   of   the
                                    Company. Chief Financial Officer
                                    since November 1997.

Alan E. Katz               54       Partner in the law firm of            1994
Director                            Greenfield Stein & Senior, LLP,
                                    New York, NY since 1984.

Lawrence F. Maietta        40       Partner in the accounting firm of     1994
Director                            Bonamasssa & Maietta, CPA's,
                                    Brooklyn,  NY, since  October
                                    1991.  For more  than 5 years
                                    prior thereto, partner in the
                                    accounting  firm  of  Wilfred
                                    Wyler & Co. Controller of the
                                    Company from October 1991 to
                                    November 1997.

Arthur Dresner             56       Independent business consultant        1997
Director                            since January 1997. For more than
                                    5 years prior thereto, a Vice
                                    President of International Specialty
                                    Products Inc., Wayne, N.J.

     Dr. Alfred R. Globus and Henry P. Globus are brothers. Kenneth H. Globus is the son of Henry P. Globus and the nephew of Dr. Alfred R. Globus. There are no other family relationships between any Director or Officer of the Company.

Section 16(A) Beneficial Ownership Reporting Compliance
------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's officers, directors and persons who own more than 10% of a class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. Based on (i) a review of copies of Forms 3, 4, and 5 and any amendments thereto furnished to the Company and (ii) statements signed by each responsible person regarding his or her obligation to file Forms 3, 4, and 5 during the fiscal year ended December 31, 1997, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC except as follows: all of the officers and directors of the Company with the exception of Alfred R. Globus failed to file on a timely basis one Form 4 each in connection with the issuance of options to purchase Company stock. In the case of Alan Katz and Arthur Dresner these were private options given to them by Alfred Globus on December 11, 1997. In the case of all other directors and officers the options were issued on March 19, 1997 pursuant to the Company's stock option plans.

Meetings And Compensation
-------------------------

     During the fiscal year ended December 31, 1997, the Board of Directors held four meetings. All Directors attended all of the meetings with the exception of Henry P. Globus, who missed one meeting.

     Benjamin Wm. Mehlman received a retainer in the amount of $8,000 for services as counsel to the Company during 1997.

     The Board of Directors has an Audit Committee to meet and review with the independent accounting firm of Grant Thornton LLP the plan, scope and results of its audits. It discusses recent developments in financial records and reporting. The Audit Committee also reviews with the independent accountants the adequacy of the Company's internal control system, and reports its findings to the Board of Directors. Current members of the Audit Committee are Messrs. Benjamin Wm. Mehlman, Alan E. Katz, Lawrence F. Maietta, and Arthur Dresner. There were no meetings of the Audit Committee during the fiscal year ended December 31, 1997. Directors receive a fee of $500.00 for attending each meeting. The Board of Directors has a Stock Option Committee which meets periodically to grant options under the 1993 Employee Incentive Stock Option Plan and the Non-Statutory Stock Option Plan For Directors. The committee consists of two directors. No fee is paid to such committee members. There was one Stock Option Committee meeting during 1997. The Board does not have a Nominating or Compensation Committee or committees performing similar functions.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table
--------------------------

     The following table sets forth for the three years ended December 31, 1997 certain information concerning the compensation paid or accrued to the Chief Executive Officer of the Company and the only other executive officer of the Company whose total salary and bonus for the fiscal year ended December 31, 1997 exceeded $100,000.

                           Annual Compensation                 Long-Term Compensation
                      -----------------------------    ------------------------------------
                                                             Awards               Payouts
                                                       --------------------   ---------------

(a)                   (b)     (c)      (d)    (e)      (f)         (g)        (h)      (i)
                                              Other                Securities           All
Name and                                      Annual   Restricted  Underlying           Other
Principal                                     Compen-  Stock       Options     LTIP     Compen-
Position              Year*   Salary   Bonus  sation   Award(s)    /SARs       Payouts  sation
                              ($)      ($)    ($)      ($)         (#)         ($)      ($)

Alfred R. Globus,     1995    $ 89,931  --     -- 1     --         --          --        --
Chief Executive       1996    $ 92,057  --     -- 1     --         --          --        --
Officer               1997    $ 93,617  --     -- 1     --         --          --        --

Kenneth H. Globus,    1995    $138,628  --     -- 1     --          --         --        $2,772 2
President             1996    $140,624  --     -- 1     --         2,000       --        $2,762 2
                      1997    $143,020  --     -- 1     --         2,000       --        $2,728 2

*        Year ended on December 31 of such year.

     1 The amount of personal benefits received by Alfred R. Globus and Kenneth H. Globus for these periods did not exceed reporting thresholds.

     2 Under its 401(k) Plan for all of its employees, the Company makes a contribution of up to 2% of each employee's weekly pay for an employee's elective deferral of 4% of weekly pay. This amount represents the Company's contribution for each year.


Stock Options
-------------

         The following table sets forth certain information with respect to options to purchase Common Stock granted during the fiscal year ended December 31, 1997 to the persons listed in the Summary Compensation table above.

                   Number of      Percent Total
                   Securities     Options/SARs
                   Underlying     Granted to     Exercise or
                   Options/SARs   Employees in   Base Price
Name               Granted (#)    Fiscal Year    ($/Share)     Expiration Date
----               -----------    ------------   ---------     ---------------

Alfred R. Globus         0            0            --               --

Kenneth H. Globus      2,000          9.0          2.0625         3/19/07

         The following table sets forth certain information with respect to options to purchase Common Stock held on December 31, 1997 by the persons listed in the Summary Compensation table above.

                                                       Underlying  Value of
                       Number of Securities          Unexercised in-the-Money
                     Unexercised Options/SARs at         Options/SARs at
                        December 31, 1997               December 31, 1997
Name                 Exercisable/Unexercisable       Exercisable/Unexercisable
----                 -------------------------       -------------------------

Alfred R. Globus                0/0                             $ 0/0

Kenneth H. Globus           8,000/0                         $13,375/0


Compensation of Directors
-------------------------

     Non-officer directors receive a fee of $500.00 for each meeting attended. All other directors receive $250.00 for preparation for each meeting.

                           APPOINTMENT OF AUDITORS
                           -----------------------

     The firm of Grant Thornton LLP, independent certified public accountants, of Melville, N.Y., has been selected by the Board of Directors to be the independent auditors of the Company for the fiscal year ending December 31, 1998. The selection of such firm is subject to ratification by the stockholders at the Annual Meeting. Management believes that the firm is well qualified and recommends a vote in favor of the ratification.

     Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

                       ANNUAL REPORT TO STOCKHOLDERS
                       -----------------------------

     The Annual Report to Stockholders for the fiscal year ended December 31, 1997 accompanies this Proxy Statement.

                           STOCKHOLDER PROPOSALS
                           ---------------------

     The Company anticipates that its 1999 annual meeting will be held in May 1999. Stockholders who intend to present proposals at the Company's 1999 annual meeting of stockholders must submit their proposals to the Secretary of the Company on or before December 21, 1998.

                              OTHER BUSINESS
                              --------------

     Management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting and Proxy Statement that may come before the Annual Meeting.

                                       By order of the Board of Directors
                                       Robert S. Rubinger, Secretary

Dated:  April 20, 1998



                          UNITED-GUARDIAN, INC.

        THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, TO EACH STOCKHOLDER WHO REQUESTS THE 10-KSB IN WRITING ADDRESSED TO ROBERT S. RUBINGER, CORPORATE SECRETARY, UNITED-GUARDIAN, INC., P.O. BOX 18050, HAUPPAUGE, NEW YORK 11788.


                          UNITED-GUARDIAN, INC.
         230 Marcus Blvd. - P. 0. Box 18050 - Hauppauge, NY 11788

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dr. Alfred R. Globus and Kenneth H. Globus, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of United-Guardian, Inc. held of record by the undersigned on March 27, 1998 at the annual meeting of stockholders to be held on Wednesday, May 20, 1998, 10:00 a.m. local time at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, N.Y. 11747, or any adjournment thereof.

1.    ELECTION OF DIRECTORS.
                                    _                                    _
     FOR all nominees listed below |_|   WITHHOLD AUTHORITY to vote for |_|
    (except as marked to the             all nominees listed below
    contrary below)

           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
             NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

     Dr. Alfred R. Globus   Charles W. Castanza    Arthur Dresner
     Henry P. Globus        Robert S. Rubinger     Alan E. Katz
     Benjamin Wm. Mehlman   Kenneth H. Globus      Lawrence F. Maietta

2. PROPOSAL TO APPROVE THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31,1998.
                         _                  _                 _
                    FOR |_|        AGAINST |_|       ABSTAIN |_|


      In their discretion, the proxies are authorized to vote upon matters incident to the conduct of the meeting and upon such other business (which the Board of Directors did not know, prior to making this solicitation, would come before the meeting) as may properly come before the meeting or any adjournment thereof.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.


                                    DATED:___________________________ 1998


                                    ______________________________________
                                                  Signature

                                    ______________________________________
                                                  Signature


                                    Please  sign  exactly as name  appears
                                    hereon.  When shares are held by joint
                                    tenants,   both  should   sign.   When
                                    signing   as    attorney,    executor,
                                    administrator,  trustee  or  guardian,
                                    please   give   full   title.   If   a
                                    corporation,   please   sign  in  full
                                    corporate  name by  president or other
                                    authorized  officer.  If a partnership
                                    please  sign  in  partnership  name by
                                    authorized person.

     Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.